Raymond James Bank Conference Gregory Dufour | President & Chief Executive Officer Gregory White | Chief Financial Officer September 9, 2020 1

Forward Looking Statements and Non- GAAP Financial Measures FORWARD LOOKING STATEMENTS This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters. Further, statements about the potential effects of the COVID-19 pandemic on the Company’s businesses and results of operations and financial conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, action taken by government authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and the Company. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation. NOTE REGARDING PRESENTATION OF NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company’s operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC. 2

Camden National Corporation Largest publicly traded bank headquartered in Northern New England • $5.0 billion in assets • 58 banking centers located in Maine • 2 loan production offices • New Hampshire • Massachusetts • $490 million market cap • 50 day avg share volume of approximately 50,000 • Analyst Coverage • KBW (market perform) • Raymond James (market perform) • Janney (market perform) 3

Why Camden National? Organic franchise growth, opportunistic acquisitions Focused: Consistent Performance: • Gaining market share • Profitability achieved through • Adherence to strategic plan organic growth • Opportunistically reviewing • Improved productivity complementary acquisitions • Disciplined expense structure • Solid core funding and sticky • Diversified revenue stream deposit base Culture: Credit Quality: • Experienced leadership team • Strong credit culture and • Strong community spirit history • Continued focus on branch • Disciplined structure and optimization process • Low charge-offs 4

Our COVID-19 Response • Majority of non-banking center employees continue to work remotely • Continue to provide swift and confidential economic support to our employees through our special Stakeholder Emergency Fund for personal or family circumstances • Provided special premium pay for banking center employees through June 30th • All Maine banking centers are now open (with limited hours) and 68 ATMs remain accessible • Continue to offer consumer and business loan payment relief and support • Continue to assist business customers with the SBA Paycheck Protection Program (PPP) • Continue to support nonprofit organizations • Increased support to an organization that supports victims of domestic abuse • Continue to fund homeless shelters through Hope@Home program All data is presented as of June 30, 2020. 5

Second Quarter 2020 Highlights Net Income • Pre-tax/pre-provision earnings (non- $10.9 million GAAP) up 24% over last quarter • Maintained a strong capital and liquidity Diluted Earnings Per Share position $0.73 Originated approximately 10% of Maine’s • Return on Average Assets SBA PPP loans 0.90% • CECL accounting standard will be adopted at the earlier of the end of the COVID-19 Efficiency Ratio (non-GAAP) national emergency or 12/31/20 50.13% • Continued our support to employees, customers, and communities Total Risk-Based Capital Ratio 14.56% 6

Net Interest Income and Net Interest Margin NII and NIM Total deposit costs 2020 ($ in millions) $34.5 5.00% $35 0.76% 0.75% $31.6 $31.8 0.60% $30 4.00% 3.11% 3.08% 3.11% 0.41% $25 3.00% 0.34% 0.31% $20 2.00% $15 1.00% 2Q19 1Q20 2Q20 NII NIM Jan Feb Mar Apr May Jun Estimated Changes in Net Interest Income(1) Recent actions and continued focus Year 1 Year 2 • Continue to manage deposit rates lower +200 bps 0.28% 6.04% • CD maturities: -100 bps 0.55% -4.44% • $108 million in next 90 days at average cost of 1.06% $81 million 4 to 6 months at average cost of 1.34%. (1) Assumes flat balance sheet, no changes in asset/funding mix, • and a parallel and pro rata shift in rates over a 12 month period. • $124 million 7 to 12 months at average cost of 1.16% In the down -100 bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other market rates at • Floors on new loan production 0.25%. As of June 30, 2020. • Q4 19 investment portfolio restructuring 7

Diversified Revenue Fee income is 26% of total revenue (net interest income plus fee income) 8

Loan Portfolio Residential Real Estate Balances of $3.3 Billion (as of 6/30/20) • 71% located in Maine and 24% in Massachusetts Home Equity • 65% are primary residences, 25% second homes and 10% and Consumer investment property 9% Commercial 13% • 97% of balances at </= 80% LTV(1) (or supplemented with private mortgage insurance) SBA PPP Commercial Real Estate 7% • 71% of real estate located in Maine, 15% in New Hampshire, and 10% in Massachusetts (1) • 91% of balances at </= 80% LTV Residential Real Estate Commercial 32% • SBA PPP production of $237.0 million added $178.1 million to average loans for Q2 with an average yield of 3.79% Loan Repricing Commercial Real Estate • $1.0 billion repricing in the next 12 months (average yield 39% 3.07%) • Floating rate: $944.8 million, 19% with in-the-money floors, and 74% without floors • Adjustable rate: $95.8 million, 2% with in-the-money floors, and 51% without floors All data is presented as of June 30, 2020. (1) At origination date 9

Commercial Diversification CRE and Commercial Loans by Industry Real Estate Investment Breakdown (as of 6/30/20) (as of 6/30/20) Other (12 Industries Other Nonresidential <2%) Buildings 16% 7% 1-4 Family 8% Professional, Scientific, & Office Buildings Technical Services 29% 3% Real Estate Industrial / Warehouse Finance / Investment 11% Insurance 37% 3% $731 Restaurants 3% $2.0 million Construction 4% billion Retail Store 20% Manufacturing 5% Multi-Family / Apartments 25% Retail Trade 7% Exposure to COVID-19 impacted industries Lodging Health Care / Social 14% • $406.8 million, or 12% of total loan portfolio, is within Lodging, Sr. Asst. Living & Care Facilities, Restaurants, and Travel & Recreation 8% • Approximately 53% of Lodging are nationally branded franchises. 56% of Lodging located in Maine, 22% in Massachusetts, and 13% in New Hampshire 10

Loan Assistance Programs SBA Paycheck Protection Program SBA PPP (as of 8/31/2020) (as of 8/31/2020) Balances • Average loan size of $81,000 Units (in millions) • $5.8 million in unearned fees Total Production 3,034 $244.8 Total Outstanding 3,005 $229.5 Loan Deferral Program Loan Deferral Program (as of 8/31/2020) (as of 8/31/2020) Balances Original Deferments: Units (in millions) • 88% of deferred loan balances requested a Business 96 $78.9 deferral of 90 days or less Consumer 34 $3.9 Original • 53% of deferred loan balances are making interest Deferment Total 130 $82.8 only payments (1) Business 16 $55.9 Second Deferment: Consumer 27 $3.3 Pending Borrower Approval Total 43 $59.2 • 74% of deferred loan balances requested a deferral of 90 days or less Business 92 $66.3 Consumer 470 $68.2 • 44% of deferred loan balances are making interest Second only payments Deferment Total 562 $134.5 Total Deferrals 735 $276.5 (1) Loans have been approved for second deferment and are pending borrower agreement to terms. 11

Loan Deferral Details Deferred $ Deferred $ Deferred $ Category % of Category % of Category Volume at Volume at Volume at ($ in millions) Deferred(1) Deferred(1) 4/22/2020 6/30/2020 8/31/2020 Lodging $183.4 $174.8 66.2% $127.8 48.4% Real Estate Investment $84.7 $102.0 14.0% $20.5 2.8% Health Care/Social Asst. $35.2 $29.9 19.8% $8.8 5.8% Retail Trade $36.6 $28.1 19.4% $3.9 2.7% Restaurants $31.0 $19.3 28.8% $13.3 19.9% Other Business $64.7 $61.5 10.2% $26.8 4.4% Business $435.6 $415.6 21.2% $201.1 10.2% Consumer $112.0 $131.1 9.6% $75.4 5.5% Total $547.6 $546.7 16.4% $276.5 8.3% • Gross deferrals of approximately $650 million, or 19% of total loans • Deferred loan balances of $276.5 million, or approximately 42% of gross deferrals • 100% of the COVID-19 deferred loans were current at the time of their hardship request • Deferral requests are expected to continue declining in the coming months as modification terms expire • We continue to work with our customers to address payment concerns on a case by case basis (1) Percent of total outstanding category balance at 6/30/2020 12

Solid Credit Quality NPAs / Total Assets ALL / NPLs 310.87% 12/31/2009 1.07% 225.77% 0.67% 171.17% 0.50% 118.92% 0.34% 92.28% 12/31/2009 0.25% 0.23% 109.31% 2016 2017 2018 2019 2Q20 2016 2017 2018 2019 2Q20 NCOs / Average Loans ALL / Total Loans 12/31/2009 12/31/2009 0.37% 1.33% 1.07% 0.89% 0.87% 0.82% 0.81% 0.13% 0.07% 0.08% 0.05% 0.01% 2016 2017 2018 2019 2Q20(1) 2016 2017 2018 2019 2Q20 (1) Annualized Data presented does not reflect the impact of CECL, as the Company has elected to delay implementation of CECL pursuant to the CARES Act. 13

Incurred Loss vs CECL Allowance for Credit Losses(1) ($ in millions) 1/1/2020 6/30/2020 ACL $25.2 $35.6 ACL as % of Loans 0.81% 1.07% Incurred Loss YTD Provision for Credit Losses $11.2 YTD Provision for Credit Losses as 0.69% % of Average Loans (annualized) ACL $27.0 - $31.0 $40.0 - $44.0 ACL as % of Loans 0.87% - 1.00% 1.20% - 1.32% CECL (Estimates) YTD Provision for Credit Losses(2) $9.0 - $17.0 YTD Provision for Credit Losses as 0.56% - 1.05% % of Average Loans (annualized) • Continue to run parallel calculations under incurred loss and CECL • Will adopt CECL the earlier of (i) December 31, 2020 or (ii) the end of the COVID-19 national emergency (1) Includes the allowance for loan losses and off-balance sheet credit exposures (2) Effective date for CECL upon adoption 14

Securities Portfolio Securities Portfolio Mix • Book value was $1.1 billion, up $79 million, or 8%, (Book Value at 6/30/20) linked-quarter U.S. Agencies and Other • Average yield of 2.60%, down 7 bps linked-quarter 6% Municipal 12% • Unrealized net gain of $38.5 million on AFS CMO - Agency compared to $29.4 million at 3/31/20 35% • 99.9% AFS, 0.1% HTM • Duration 4.12 years compared to 4.65 years at 12/31/19 • 98% of municipal holdings are rated A or better by MBS - at least one rating agency (50% carry additional Agency 47% credit support) ($ in millions) 2Q19 3Q19 4Q19 1Q20 2Q20 Average Book Value $930 $906 $917 $927 $961 Book Yield 2.65% 2.63% 2.63% 2.67% 2.60% Modified Duration 4.01 4.08 4.65 4.37 4.12 All data is presented as of June 30, 2020. 15

Funding Mix Deposits Average Funding Q2 2020 • Average balance of $3.7 billion Borrowings • Average deposit cost of 0.35% for 2Q20 14% • 2nd highest deposit market share in Maine (11.4% of deposits as of 6/30/19) • 8th highest deposit market share in York and CDs Cumberland counties (5.4% of deposits as of 11% 6/30/19) Checking 46% • Loan / Deposit ratio of 83% at 6/30/20 Borrowings • Average balance of $580.3 million • Average borrowing cost of 0.98% for 2Q20 36% of borrowings are customer repurchase Saving/Money • Market agreements 29% All data is presented as Q2 2020 averages unless otherwise noted. 16

Balance Sheet: Strong Liquidity Position Well Positioned to Support Liquidity Needs Liquidity Sources (6/30/20) Amount ($ millions) Unpledged Investment Securities $243.0 Unpledged Municipal Securities $98.0 Over Collateralized Securities Pledging Position $145.1 Lines of Credit Exposure FHLB Borrowing Capacity $482.8 3% Increase in Utilization YoY Current Fed Discount Window Availability $60.0 $1,251.1 $1,292.4 $1,269.1 Unsecured Borrowing Lines $69.9 Total $1,098.8 Brokered Deposit Access of $762.5 million 49% 53% 50% • Planned construction funding represents the entire increase in outstanding balance at 6/30/2020 over the 47% 51% 50% year-ago balance • Daily credit line monitoring shows declining utilization in non-construction lines since 3/31/2020 6/30/2019 3/31/2020 6/30/2020 Outstanding Unfunded 17

Strong Capital Position Tier 1 Leverage Ratio Total Risk Based Capital Ratio Common Equity Tier 1 (CET1) Ratio 14.56% 11.80% 9.53% 9.55% 14.04% 14.14% 14.36% 14.44% 11.27% 11.30% 11.62% 11.69% 8.83% 9.07% 8.95% Required Minimum(1), 10.50% Required Minimum(1), Required 7.00% Minimum(1), 4.00% 2016 2017 2018 2019 2Q20 2016 2017 2018 2019 2Q20 2016 2017 2018 2019 2Q20 Cushion Required Ratios at Capital Above Amount Minimum(1) Asset 6/30/20 Required Growth ($ in millions) Minimum Tier 1 Leverage 8.95% $423.7 4.00% $234.3 $5,857.6 Total Assets for Leverage Ratio $4,734.1 Common Equity Tier 1 11.69% $380.7 7.00% $152.7 $2,181.3 Total Risk Based Capital 14.56% $474.2 10.50% $132.3 $1,259.6 Total Risk Weighted Assets $3,256.8 Repurchased 488,052 shares in 2019 at an average price of $42.61. In March of 2020, as the COVID-19 pandemic expanded, the Company suspended its current share buyback program after repurchasing 217,031 shares at an average price of $36.74 in the first quarter of 2020. (1) “Required Minimum” ratios represent minimum required capital ratios plus, for the risk based ratios, the fully phased-in 2.50% CET1 capital conservation buffer. 18

Shareholder Value: Long-Term Metrics TBV Per Share(a) $27.31 $10.43 • TBV per share 15 year CAGR of 5.9% • Consistent dividend of 30%+ of annual earnings '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20 • $90 million in share buybacks since 2004 Dividends as a % of Net Income • Suspended 2020 share repurchase program after repurchasing 217,031 shares at an average 41% price of $36.74 due to the COVID-19 pandemic 32% '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD (b) (b) (c) (d) '20 a) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. b) 2005 and 2011, special dividend of $0.50 per share. c) 2015 increase is due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax. d) 2017 increase is due to reduction in net income from a $14.3 million charge to income tax resulting from the Tax Cuts and Jobs Act of 2017. YTD ‘20 data as of 6/30/2020 19

Shareholder Value: 15 Year Total Return • Stock price appreciation of 28.87% • Average dividend yield of 2.86% 350% 300% 292% 250% 200% 150% 100% 101% 66% 50% 19% 0% Aug-05 Aug-06 Aug-07 Aug-08 Aug-09 Aug-10 Aug-11 Aug-12 Aug-13 Aug-14 Aug-15 Aug-16 Aug-17 Aug-18 Aug-19 Aug-20 -50% -100% CAC SNL U.S. Bank $1B-$5B S&P 500 CAC Peer Group Index Source: S&P Global Data range: August 31, 2005 – August 31, 2020 20

Investment Summary Proven Management Team • Delivered on previous acquisition commitments • Diverse experience from community and large bank perspectives Strong Market Share and Brand Recognition • 145 year operating history • #2 overall deposit market share in Maine, 1st in community banks • #2 mortgage originator in Maine, with 6.1% of all mortgage originations in the state Quality Growth • Consistent long-term growth both organically and through acquisitions • Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets Strong Fundamental Operating Metrics • Historically strong credit quality with nonperforming assets consistently less than 1% of total assets • Solid efficiency ratio, ROAA and ROATCE 21

Appendix 22

Seasoned Management Team Years of Year joined Name Position Age Banking Camden Experience Greg Dufour President and CEO 60 30+ 2001 Greg White EVP Chief Financial Officer 55 30+ 2020 Joanne Campbell EVP Risk Management 58 30+ 1996 William Martel EVP Technology & Support Services 51 20+ 2020 Jennifer Mirabile EVP Director of Wealth Management 61 30+ 2017 Tim Nightingale EVP Chief Credit Officer 63 30+ 2000 Heather Robinson, CPA SVP Chief Human Resources Officer 46 2 2018 Patricia Rose EVP Retail Banking 56 30+ 2017 Ryan Smith EVP Commercial Banking 47 25+ 2012 Renée Smyth EVP Chief Experience & Marketing Officer 49 15+ 2015 23

Income Statement $ thousands 2Q20 1Q20 4Q19 3Q19 2Q19 Net interest income $34,539 $31,826 $32,239 $31,923 $31,573 Non-interest income $12,060 $11,403 $11,948 $10,739 $10,037 Total revenue $46,599 $43,229 $44,187 $42,662 $41,610 Non-interest expense $23,509 $24,561 $24,814 $23,748 $23,958 Pretax, pre-provision earnings(1) $23,090 $18,668 $19,373 $18,914 $17,652 Provision for credit losses $9,398 $1,775 $214 $730 $1,173 Income tax expense $2,752 $3,400 $3,921 $3,696 $3,275 Net income $10,940 $13,493 $15,238 $14,488 $13,204 2Q20 1Q20 4Q19 3Q19 2Q19 Efficiency Ratio(1) 50.13% 56.45% 55.64% 55.32% 57.27% Net Interest Margin 3.11% 3.08% 3.12% 3.09% 3.11% Diluted EPS $0.73 $0.89 $0.99 $0.94 $0.85 (1) Non-GAAP measure. 24

Balance Sheet $ millions 2Q20 1Q20 4Q19 3Q19 2Q19 Loans $3,363 $3,185 $3,107 $3,127 $3,113 Investment Securities $1,064 $976 $933 $926 $933 Total Assets $4,959 $4,595 $4,430 $4,520 $4,447 Deposits $3,996 $3,564 $3,538 $3,618 $3,592 Borrowings $330 $421 $338 $342 $311 Shareholders’ Equity $506 $493 $473 $472 $468 2Q20 1Q20 4Q19 3Q19 2Q19 Total Risk-Based Capital Ratio 14.56% 13.81% 14.44% 13.97% 14.12% Tier 1 Leverage Capital Ratio 8.95% 9.53% 9.55% 9.39% 9.51% Loan / Deposit Ratio 83% 89% 87% 86% 86% 25

Historical Credit Metrics NPAs / Assets NCOs / Average Loans 3.00% 0.90% 2.50% 0.75% 2.00% 0.60% 1.50% 0.45% 1.00% 0.30% 0.50% 0.15% 0.00% 0.00% '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20 '20 Loan Loss Reserves / Gross Loans Nonaccrual Loans / Loans 2.10% 2.40% 1.75% 2.00% 1.40% 1.60% 1.05% 1.20% 0.70% 0.80% 0.35% 0.40% 0.00% 0.00% '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20 '20 Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: S&P Global YTD ‘20 data as of 6/30/2020 26

Profitability Trends ROAA ROAE 1.50% 15.00% 1.25% 12.50% 1.00% 10.00% 0.75% 7.50% 0.50% 5.00% 0.25% 2.50% 0.00% 0.00% '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20 '20 Net Interest Margin Efficiency Ratio 4.00% 70.00% 3.75% 65.00% 3.50% 60.00% 3.25% 55.00% 3.00% 50.00% 2.75% 45.00% 2.50% 40.00% '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20 '20 Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: S&P Global YTD ‘20 data as of 6/30/2020 27

Maine Mortgage Banking Activity Six Months Ended June 30, 2020 Top 15 Lenders Originations Rank % of Total Bangor Savings Bank 2,979 1 11.9% Camden National Bank 1,544 2 6.1% Quicken Loans 1,447 3 5.8% Residential Mortgage Services Inc. 1,277 4 5.1% Key Bank 962 5 3.8% Kennebec Savings Bank 825 6 3.3% First, N.A. 751 7 3.0% United Wholesale Mortgage 734 8 2.9% Machias Savings Bank 672 9 2.7% CUSO Mortgage Corp. 601 10 2.4% TD Bank, N.A. 562 11 2.2% Norway Savings Bank 506 12 2.0% Androscoggin Savings Bank 393 13 1.6% Bath Savings Institution 372 13 1.5% Mortgage Network 360 15 1.4% All Other Lenders 11,134 - 44.3% Total 25,119 100.0% Source: MRS, Inc. Data obtained from registry of deeds throughout the state of Maine. 28